Exhibit 99.2

Special-Purpose Carve-Out

Financial Statements of the FAMILION Product Line

A Product Line of Clinical Data, Inc.

For the period April 1, 2010 to December 29,2010 (Unaudited) and as of March 31, 2010 and 2009 and for the years then ended together with the Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Clinical Data, Inc.

We have audited the accompanying carve out statements of assets acquired and liabilities assumed of FAMILION Testing and Pharmacogenomics Biomarker Development Business of Clinical Data, Inc. (FAMILION Product Line) as defined in Note 1 to the carve out financial statements as of March 31, 2010 and 2009 and the related carve out statements of revenue and direct expenses, carve out statement changes in parent company’s net investment, and carve out statement of cash flows for the years then ended. These carve out financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these carve out financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the carve out financial statements are free of material misstatement. We were not engaged to perform an audit of the FAMILION Product Line’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the FAMILION Product Line’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the carve out financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the carve out financial statements referred to above present fairly, in all material respects, the carve out assets acquired and liabilities assumed of the FAMILION Product Line as described in Note 1 at March 31, 2010 and 2009 and the carve out revenue and direct expenses, the changes in parent company’s net investment and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, L.L.P.

Omaha, Nebraska

March 14, 2011

FAMILION PRODUCT LINE

A Product Line Owned by Clinical Data, Inc.

Carve Out Statements of Assets Acquired and Liabilities Assumed

(Dollars in thousands)

	as of March 31
	2010	2009

ASSETS

CURRENT ASSETS:
Accounts receivable, net of allowances of $3,290 and $1,619, respectively	$2,808	$2,471
Prepaid expenses	803	796

Total current assets	3,611	3,267

PROPERTY AND EQUIPMENT:
Computer equipment and software	2,099	1,124
Lab equipment, leasehold improvements and fixtures	1,416	1,809

	3,515	2,933

Less accumulated depreciation	(2,321)	(1,700)

	1,194	1,233

OTHER ASSETS:
Intangible assets, net	3,882	4,748

Total assets	$8,687	$9,248

LIABILITIES AND PARENT COMPANY’S NET INVESTMENT

CURRENT LIABILITIES:
Accrued expenses	$1,796	$1,562
Capital lease obligations, current portion	93	88

Total current liabilities	1,889	1,650

LONG-TERM LIABILITIES:
Capital lease obligations, less current portion	71	164

Total liabilities	1,960	1,814

PARENT COMPANY’S NET INVESTMENT:	6,727	7,434

Total liabilities and parent company’s net investment	$8,687	$9,248

The accompanying notes are an integral part of these carve out financial statements.

FAMILION PRODUCT LINE

A Product Line Owned By Clinical Data, Inc.

Carve Out Statements of Revenue and Direct Expenses

(Dollars in thousands)

	Period April 1, 2010 to December 29,	for the Years Ended March 31,
	2010	2010	2009
	(Unaudited)

NET SALES	$10,507	$13,043	$10,442
COST OF GOODS SOLD	3,974	5,556	5,593

Gross profit	6,533	7,487	4,849

OPERATING EXPENSES:
General and administrative	3,837	5,049	4,028
Research and development	2,563	2,833	493
Sales and marketing	3,654	7,112	7,024

Total Operating Expenses:	10,054	14,994	11,545

LOSS FROM OPERATIONS	(3,521)	(7,507)	(6,696)

Interest Expense	6	13	4

Net Loss	$(3,527)	$(7,520)	$(6,700)

The accompanying notes are an integral part of these carve out financial statements.

FAMILION PRODUCT LINE

A Product Line Owned by Clinical Data, Inc.

Carve Out Statement of Changes in Parent Company’s Net Investment

(Dollars in thousands)

Balance at March 31, 2008	$3,672
Transfers from parent, net	10,462
Net loss 3/10/09	(6,700)

Balance at March 31, 2009	7,434

Transfers from parent, net	6,813
Net loss 3/10/10	(7,520)

Balance at March 31, 2010	$6,727

Balance at March 31, 2010	$6,727
Transfers from parent, net (Unaudited)	3,324
Net loss 12/29/10 (Unaudited)	(3,527)

Balance at December 29, 2010 (Unaudited)	$6,524

The accompanying notes are an integral part of these carve out financial statements.

FAMILION PRODUCT LINE

A Product Line Owned By Clinical Data, Inc.

Carve Out Statements of Cash Flows

(Dollars in thousands)

	Period April 1, 2010 to December 29, 2010	Year Ended March 31, 2010	Year Ended March 31, 2009
	(Unaudited)
CASH FLOWS USED IN OPERATING ACTIVITIES:
Net (Loss)	$(3,527)	$(7,520)	$(6,700)
Adjustments to reconcile net (loss) to net cash flows used in operating activities:
Depreciation and amortization, net of basis adjustments	1,202	1,519	905

Changes in operating assets and liabilities:
Accounts receivable	(275)	(337)	(1,229)
Prepaid expenses	240	(7)	(410)
Accrued expenses	(902)	234	1,188

Net cash flows used in operating activities	(3,262)	(6,111)	(6,246)

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of property and equipment	—	(614)	(1,206)
Increase in tangible assets	—	—	(2,955)

Net cash flows used in investing activities	—	(614)	(4,161)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Principal payments on long term capital lease obligations	(62)	(88)	(55)

Net cash flows provided by used in financing activities	(62)	(88)	(55)

Net Transfers from parent	3,324	6,813	10,462

NET CHANGE IN CASH AND CASH EQUIVALENTS	—	—	—
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	—	—	—

CASH AND CASH EQUIVALENTS AT END OF YEAR	$—	$—	$—

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for interest	$6	$13	$4

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION
Acquisition of equipment through capital leases	—	—	$307

The accompanying notes are an integral part of these carve out financial statements.

FAMILION PRODUCT LINE

A Product Line Owned by Clinical Data, Inc.

Notes to Carve Out Financial Statements

For the Period April 1, 2010 to December 29, 2010 –(Unaudited)

For the Years Ended March 31, 2010 and 2009

A.	BUSINESS DESCRIPTION

FAMILION Product Line is a family of proprietary genetic tests for cardiac syndromes, including cardiac channelopathies and cardiomyopathies and an expanded menu of genetic tests for these inherited cardiac syndromes. In addition, it has expertise in the development and commercialization of other genetic and pharmacogenetic biomarker tests related to these inheritable diseases and to drug response.

Clinical Data, Inc. (“CLDA”) sold the FAMILION Product Line to Transgenomic, Inc. (“TBIO” or “We”). The sale included the CLIA laboratory located in New Haven, Connecticut, all tangible personal property, intellectual property rights, accounts receivable, and contractual rights owned or used by the CLDA in connection with the FAMILION Product Line, including the sublease of certain leases for the facilities and equipment.

The accompanying carve out financial statements and related notes thereto represent the carve out statements of assets acquired and liabilities assumed, carve out statements of revenue and direct expenses, carve out statements of changes in parent company investment and carve out statements of cash flows of the FAMILION Product Line. The carve out financial statements have been prepared in accordance with Regulation S-X, Article 8, and Division of Corporation Finance Financial Reporting Manual Topic 2065, “Acquisition of Selected Parts of an Entity may result in Less than Full Financial Statements”.

B.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying FAMILION Product Line carve out statements of assets acquired and liabilities assumed and carve out statements of revenue and direct expenses were derived from the historical accounting records of CLDA as described more fully in the Explanatory Note above which are incorporated into these Footnotes by reference.

Basis of Presentation

The accompanying carve out statement of assets acquired and liabilities assumed as of December 29, 2010, and the carve out statement of revenues and direct expenses, carve out statement changes in parent company’s net investment, and carve out statement of cash flows for the nine months ended December 29, 2010, are unaudited and reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the interim period. These unaudited statement of assets acquired and liabilities assumed, the related carve out statement of revenues and direct expenses, carve out statement changes in parent company’s net investment, and carve out statement of cash flows and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended March 31, 2010, contained in herein. The results of operations for the interim periods presented are not necessarily indicative of the results for the entire year.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net sales and expenses during the reporting period. In addition, estimates and assumptions associated with the determination of the fair value of certain assets and related impairments require considerable judgment by management. Actual results could differ from the estimates and assumptions used in preparing these financial statements.

Revenue Recognition

Genetic Tests: Revenue for genetic tests is recognized for services rendered when the testing process is complete and test results are reported to the ordering physician. FAMILION maintains relationships and performs tests for certain healthcare providers as well as healthcare insurance companies. Revenue from these arrangements is recognized net of contractual allowances.

Intellectual Property Licensing Fees: FAMILION recognizes revenue based on estimates of royalties earned during the period when royalties can be reasonably estimated. For those arrangements for which royalties cannot be reasonably estimated, FAMILION recognizes revenue upon receipt of royalty statements from the licensee.

FAMILION PRODUCT LINE

A Product Line Owned by Clinical Data, Inc.

Notes to Carve Out Financial Statements

For the Period April 1, 2010 to December 29, 2010 –(Unaudited)

For the Years Ended March 31, 2010 and 2009

Accounts Receivable

Accounts receivable are carried at original invoice and shown net of allowance for doubtful accounts and contractual allowances. The estimate made for doubtful accounts is based on a review of all outstanding amounts on a quarterly basis. We determine the allowance for doubtful accounts and contractual allowances by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history and current economic conditions. Account receivables are written off when deemed uncollectible. Recoveries of account receivables previously written off are recorded when received. Management also evaluates contract terms and history of collections with third party payors. We do not charge interest on past due accounts.

Allowances for doubtful accounts and contractual allowances are maintained for estimated losses resulting from the inability of our customers to make required payments and to estimate discounts given to third party payors. These estimated allowances of $3.3 million and $1.6 million March 31, 2010 and 2009, respectively, are periodically reviewed, analyzing the customers’ payment history and information known to us regarding customers’ credit worthiness as well as the contract terms and history of collections with third-party payors. We believe that most of our bad debt expense is primarily the result of missing or incorrect billing information on requisitions and Advance Beneficiary Notices received from healthcare providers and the failure of patients to pay the portion of the receivable that is their responsibility, rather than credit related issues. Deteriorating economic conditions may adversely impact our bad debt expense. In general, we perform the requested tests and report test results regardless of whether the billing information is correct or complete. We subsequently attempt to contact the healthcare provider or patient to obtain any missing information and to rectify incorrect billing information. Missing or incorrect information on requisitions complicates and slows down the billing process, creates backlogs of unbilled requisitions and generally increases the aging of accounts receivable and bad debt expense. The increased use of electronic billing reduces the incidence of missing or incorrect information. The increase in 2010 reflects the increase in gross revenue. If the financial condition of our customers were to deteriorate additional allowances may be required. Actual losses incurred and contractual write-offs have not been significantly different than management’s estimates in recent history.

Research and Development Costs

FAMILION recognizes research and development expenses as incurred. Research and development expenses are comprised of costs incurred by FAMILION in performing research and development activities including: salary and benefits, laboratory supplies and other direct expenses, contractual services, including facilities costs and depreciation expense.

Fair Value

Unless specified otherwise book value approximates fair value.

The carrying amounts of accounts receivable are considered reasonable estimates of their fair value, due to the short maturity of these instruments.

Intangible Assets

Intangible assets are stated at cost, net of accumulated amortization. These costs are capitalized and amortized on a straight-line basis over the estimated periods benefited by the asset (5 to 20 years).

The intangible asset balances are as follows:

(in thousands)	March 31, 2010	March 31, 2009
Completed technology	$2,955	$2,955
Purchased in-process research and development	3,000	3,000
Customer relationships	400	400
Patents & Intellectial Property	100	100

	6,455	6,455
Less: accumulated amortization	(2,573)	(1,707)

Intangible Assets, net	$3,882	$4,748

FAMILION PRODUCT LINE

A Product Line Owned by Clinical Data, Inc.

Notes to Carve Out Financial Statements

For the Period April 1, 2010 to December 29, 2010 –(Unaudited)

For the Years Ended March 31, 2010 and 2009

Amortization expense for the period beginning April 1, 2010 and ended December 29, 2010 (Unaudited) and the years ended March 31, 2010 and 2009 was $649,000, $865,000 and $600,000, respectively.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed by the straight-line method over the estimated useful lives of the related assets as follows:

Lab equipment, leasehold improvements and fixtures	1 to 10 years

Computer equipment and software	3 to 7 years

Depreciation expense for the period beginning April 1, 2010 and ended December 29, 2010 (Unauditied) and the years ended March 31, 2010 and 2009 was $553,000, $654,000 and $305,000, respectively.

Cost of Goods Sold.

Cost of goods sold presents the cost of laboratory operations and is primarily comprised of payroll and benefits and laboratory supplies.

C.	SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date, but before the financial statements are complete, are reviewed to determine if they should be recognized. As of March 14, 2011 there are no material subsequent events required to be disclosed.